SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 30, 2010

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street Worcester, Massachusetts 01605
(Address of principal executive offices, including zip code)

(510) 748-4900
(Registrant’s telephone number, including area code)

Copies to: Thomas A. Rose, Esq. Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, NY 10006 Phone: (212) 930-9700 Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

 On December 30, 2010 (the “Effective Date”), Advanced Cell Technology, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Socius CG II, Ltd., a Bermuda exempted company (the “Investor”). Pursuant to the Purchase Agreement:

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The Company agreed to sell, and the Investor agreed to purchase, in one or more purchases from time to time (“Tranches”) in the Company’s sole discretion (subject to the conditions set forth therein), (i) up to 2,500 shares of Series C Preferred Stock (the “Preferred Shares”) at a purchase price of $10,000 per share, for an aggregate purchase price of up to $25,000,000, and (ii) two-year warrants (“Warrants”) that would obligate the Investor to purchase shares of the Company’s common stock  (the “Common Stock” ) with an aggregate exercise price equal to 20% of the purchase price paid by the Investor, at an exercise price per share equal to the closing bid price of the Company’s common stock on the date the Company provides notice of such Tranche (the “Tranche Notice”). On each date that the Company delivers a Tranche Notice to Investor, Investor shall become obligated, pursuant to a right automatically vesting on such Tranche Notice date, (each, an “Additional Investment Right”), to purchase that number of shares of Common Stock (“Additional Investment Shares”) equal in dollar amount to 100% of the Tranche amount set forth in the Tranche Notice at a price per share equal to the closing bid price on the Tranche Notice date. The purchase of such Additional Investment Shares must occur no later than sixty (60) calendar days following the Tranche Notice date.

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The Company agreed to pay to the Investor a commitment fee of $1,250,000 (the “Commitment Fee”), at the earlier of the closing of the first Tranche (by offset from the first Tranche amount) or the six month anniversary of the Effective Date, payable at the Company’s election in cash or common stock valued at 88% of the volume weighted average price of the Company’s common stock on the five trading days preceding the issuance date of such shares.

Under the initial closing as contemplated under the Purchase Agreement, which has not yet occurred, (i) the Investor shall be obligated to purchase 400 Preferred Shares for an aggregate purchase price of $4,000,000; (ii) Company shall deliver to Investor an initial warrant (the “Initial Warrant”) obligating the Investor to purchase shares of the Common Stock with an aggregate purchase price of $800,000.00, and which shall be automatically exercisable on the date the Registration Statement (as defined below) is declared effective, with delivery of such shares made to Investor on the Trading Day immediately following the exercise date at a per-share price equal to the closing bid price of the Common Stock on the delivery date; and (iii) the Investor shall become obligated to purchase additional shares of Common Stock equal in aggregate dollar amount to $4,000,000 (the “Initial Investment Shares”), with delivery of such shares made to Investor on the Trading Day immediately following the date the Registration Statement is declared effective at a price per share equal to the closing bid price of Common Stock on the delivery date.

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The Company agreed to use its best efforts to file within 60 days of the Effective Date, and cause to become effective as soon as possible thereafter, a registration statement (the “Registration Statement”) with the Securities and Exchange Commission for the resale of all shares of common stock issuable pursuant to the Purchase Agreement, including, without limitation, all  the shares of common stock underlying the Warrant, the Initial Warrant, the Initial Investment Shares, Additional Investment Shares, and any common shares that may be issued in payment of the Commitment Fee.

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Pursuant to the Purchase Agreement, the Company is obligated to file a certificate of designations for the Series C Preferred Stock (the “Certificate of Designations”). Pursuant to the Certificate of Designations, the Preferred Shares shall, with respect to dividend, rights upon liquidation, winding-up or dissolution, rank: (i) senior to the Company’s common stock, and any other class or series of preferred stock of the Company (collectively, with any warrants, rights, calls or options exercisable for or convertible into such Preferred Stock, the “Junior Securities”); provided, however, the Series A-1 Convertible Preferred Stock and Series B Preferred Stock (together, the “Senior Securities”) shall rank senior in right of redemption, liquidation, and dividends; and (ii) junior to all existing and future indebtedness of the Company. In addition, the Preferred Shares (a) subject to the rights of the Senior Securities, shall be entitled to receive dividends on each outstanding Preferred Share at  a rate of 6.0% per annum from the issuance date, payable in Preferred Shares, (ii) shall  not have voting rights, and (iii) subject to the rights of the Senior Securities, may be redeemed at the Company’s option, commencing 4 years from the issuance date at a price per share of 100% of $10,000,000 plus any accrued but unpaid dividends thereon (the “Series C Liquidation Value”). Prior to redemption pursuant to the immediately foregoing, subject to the rights of the Senior Securities, the Company has the right to redeem the Preferred Shares at any time after issuance at a price per share of : (i) 136% of the Series C Liquidation Value if redeemed prior to the first anniversary of the initial issuance date, (ii) 127% of the Series C Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the initial Issuance Date; (iii) 118% of the Series C Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the initial issuance date, and (iv) 109% of the Series C Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the initial Issuance Date.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

ITEM 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

ITEM 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 1.01.

ITEM 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ Gary Rabin
Gary Rabin
Interim Chief Executive Officer
Dated: December 30, 2010

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